Exhibit 10.127

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                           HiEnergy Technologies, Inc.
                    Senior Convertible Promissory Bridge Note

U.S. $_________________                              Issuance Date: ____________
No.: 10-2005-HIET-__                                 Maturity Date: ____________

      FOR VALUE RECEIVED, the undersigned, HiEnergy Technologies Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of _________________, or any future permitted holder of this secured convertible bridge note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the holder may designate in writing to the Company, the principal sum of _________________ Dollars ($_______) or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this secured convertible bridge note (the "Note").

      1. Automatic Exchange of Principal and Interest into Qualified Financing. The outstanding principal amount of this Note together with all accrued but unpaid interest hereunder (the "Outstanding Balance"), shall automatically be exchanged into shares issued in an equity or equity based financing or a combination of equity financings following the Issuance Date with gross proceeds totaling at least $2,500,000 (the "Qualified Financing"); provided, however, that for purposes of determining the number of equity securities, including warrants issued in such Qualified Financing, to be received by the Payee upon such exchange, the Payee shall be deemed to have tendered 110% of the Outstanding Balance of the Note as payment of the purchase price in the Qualified Financing. Upon such exchange pursuant to a Qualified Financing, the Payee shall be deemed to be a purchaser in such Qualified Financing and shall be granted all rights afforded a purchaser in the Qualified Financing.

      2. In consideration for the loan evidenced by this Note, the Payee shall be issued Bridge Warrants in the form attached as Exhibit A for the issuance of 80,000 shares of common stock of the Company at an exercise price of $.80 per $100,000 of Note principal amount.

      3. Voluntary Conversion of Principal and Interest. At the option of the Payee, the Outstanding Balance of this Note may be converted into common shares of the Company at a price per share of $0.60 at any time the Note remains outstanding.

      4. Seniority and Ranking. This Note shall rank senior to the Maker's currently issued and outstanding indebtedness and equity securities, other than any current or future accounts receivable financing which amount may not exceed $1,000,000. The Company shall not issue any securities or financial instruments that rank senior to or pari-passu to this Note [(part of a series of separate notes of the same form aggregating a total principal amount of up $500,000 (the "Note or Notes")] without the prior written consent of the Payee.

      5. Principal and Interest Payments.

            (a) In the event the Company does not complete the Qualified Financing, the Company shall repay the entire principal balance then outstanding in cash on ______________, 2006 (the "Maturity Date").

            (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of ten percent (10%) per annum. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty-five (365) days and shall be payable on the Maturity Date by the Company in cash or in shares of the Company's equity securities. Furthermore, upon the occurrence of an Event of Default, then to the extent permitted by law, the Company will pay interest to the Payee, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until payment in full at the rate of twelve percent (12%) per annum.

            (c) At the Company's sole option, the Company may prepay the outstanding principal amount of this Note plus all accrued and unpaid interest in cash at any time without penalty prior to maturity. All payments made on account of the indebtedness evidenced by this Note shall be applied first to accrued but unpaid interest, if any, and the remainder shall be applied to principal.

      6. Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

      7. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

            (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

            (b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Note and to perform its obligations hereunder.

            (c) The  execution,  delivery and  performance of this Note will not
(i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or
(B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

            (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

      8. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

            (a) the Company shall fail to make the payment of any amount of any principal outstanding for a period of three (3) business days after the date such payment shall become due and payable hereunder; or

            (b) the Company shall fail to make any payment of interest for a period of three (3) business days after the date such interest shall become due and payable hereunder; or

            (c) any representation, warranty or certification made by the Company herein or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

            (d) the holder of any indebtedness of the Company or any of its subsidiaries shall accelerate any payment of any amount or amounts of principal or interest on any indebtedness (the "Indebtedness") (other than the
Indebtedness hereunder) prior to its stated maturity or payment date the aggregate principal amount of which Indebtedness of all such persons is in excess of $1,000,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within ten (10) business days of such acceleration; or

            (e) A judgment or order for the payment of money shall be rendered against the Company or any of its subsidiaries in excess of $1,000,000 in the aggregate (net of any applicable insurance coverage) for all such judgments or orders against all such persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding, and there shall be any period of sixty
(60) consecutive days following entry of the judgment or order in excess of $1,000,000 or the judgment or order which causes the aggregate amount described above to exceed $1,000,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

            (g) a proceeding or case shall be commenced in respect of the Company or any of its subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of thirty (30) consecutive days; or

            (h) the suspension from listing or the failure of the Common Stock to be listed on the OTC Bulletin Board for a period of five (5) consecutive trading days.

      9. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 8(f) and (g), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company, the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) Sections 8(a) through (e) and Section 8(h), the Payee may exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

      10. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

      11. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, subject to the provisions of Section 17 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company.

      12. Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

      13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the common stock of the Company, (y) with respect to any pro rata subscription offer to holders of common stock of the Company or (z) for determining rights to vote with respect to a Major Transaction, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

Address of the Payee:

Address of the Company:       HiEnergy Technologies, Inc.
                              1601-b Alton Parkway
                              Irvine, CA 92606
                              Phone: (949) 757-0855
                              Fax:   (949) 757-1477
                              Attention: Roger Spillmann
                                         Corporate Secretary

      14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

      15. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

      16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

      17. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      18. Enforcement Expenses. The Company agrees to pay all costs and expenses
of  enforcement  of  this  Note,  including,   without  limitation,   reasonable
attorneys' fees and expenses.

      19. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

      20. Compliance with Securities Laws. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

      "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WAVE WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

      21. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

      22. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 10 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 19 shall affect or limit any right to serve process in any other manner permitted by law.

      23. Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

            (a) No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

            (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

                                  HiEnergy Technologies, Inc.

                                  By:
                                     -------------------------------------------
                                     Name: Bogdan C. Maglich
                                     Title: Chairman and Chief Executive Officer

                                    EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           HIENERGY TECHNOLOGIES, INC.

Holder:
Warrant No.: W-
Number of Warrant Shares:
Exercise Price: $0.80 per Warrant Share
Original Issue Date:
Expiration Date:

      FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, HiEnergy Technologies, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that the Holder or its registered assign or assigns (individually or collectively referred to as the "Holder") is entitled to subscribe for and purchase, during the period defined below in this Warrant as the Term, the number of Warrant Shares indicated above shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable shares of the Issuer's Common Stock, as defined below in this Warrant, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

      "Board" means the Board of Directors of the Issuer.

      "Business Day" means any day except a Saturday, Sunday or any day on which commercial banks in Irvine, California or New York, New York are authorized or required by law or other government action to close.

      "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

      "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

      "Common Stock" means the Common Stock, par value $0.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

      "Exercise Date" means the date that the amount payable under Section 3(b) is received in full by the Issuer in immediately available U.S. dollar denominated funds in the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Note; or the date the Holder executes the cashless exercise provision provided for herein and pursuant to the conditions set forth Section 3 (c).

      "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

      "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

      "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

      "Issuer" means HiEnergy Technologies, Inc., a Delaware corporation, and its successors.

      "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the Warrant Shares issuable under the Warrants at the time outstanding.

      "Note" means the Senior Convertible Promissory Bridge Note dated as of __________, 2005 between the Issuer and the investor, or Payee, thereto.

      "Original Issue Date" means the date of the Closing as defined in the Note.

      "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

      "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

      "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

      "Per Share Market Value" means on any particular date (a) the closing sale price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or as reported by such other senior United States trading facility as the Issuer may elect, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) or by such other senior United States trading facility as the Issuer may elect, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Board, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board in good faith; provided, however, that the Majority Holders, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

      "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

      "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

      "Term" has the meaning specified in Section 2 hereof.

      "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) or such other senior United States trading facility as in the issuer may elect;
provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

      "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

      "Warrants" means the Warrants issued and sold pursuant to the Note, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 3(c), 3(d) or 3(e) hereof or of any of such other Warrants.

      "Warrant Price" initially means U.S. $0.80, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 5 hereto.

      "Warrant Share Number" means at any time the aggregate number of Warrant Shares which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

      "Warrant Shares" means shares of Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

2. Term. The right to subscribe for and purchase Warrant Shares represented hereby shall commence on _____________, 2005 and shall expire at 5:00 pm, Eastern Time, on _____________, 2008 such period sometimes herein called the "Term").

3. Method of Exercise and Payment; Issuance of New Warrant Certificates; Transfer and Exchange.

      (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term, and this Warrant shall be considered exercised on the date (the "Exercise Date") that the amount payable under Section 3(b) is received in full by the Issuer in immediately available U.S. dollar denominated funds in the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Note; or Warrant shall be considered exercised on the date the Holder executes the cashless exercise provision provided for herein and pursuant to the conditions set forth Section 3(c).

      (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by (1) a facsimile transmission executed and sent to the attention of the Secretary of the Company, and (2) the physical surrender on the next Trading Day of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and (2) by the payment in full to the order of the Issuer on the next trading day of an amount of consideration therefor equal to the Warrant Price in effect on the Exercise Date multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable in immediately available U.S. dollar denominated funds by check or by wire to the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Note.

      (c) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the underlying securities are not registered by __________, 2006 [one-year] then the Holder may exercise this Warrant by cashless exercise, wherein, in lieu of exercising this Warrant by payment of cash, the Holder shall receive the number of shares of Common Stock equal to the amount determined below upon surrender of this Warrant at the principal office of the Issuer together with a properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

   X = Y - (A)(Y)
           ------
             B

   Where:

   X =    the number of shares of Common Stock to be issued to the Holder;
   Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if a partial exercise, the number of shares underlying the portion being exercised;
   A =    the Exercise Price;
   B =    the Per Share Market Value of one share of Common Stock.

The Holder may exercise this warrant by cashless exercise if the closing bid price for one share of Common Stock at the close of business on the date of exercise in the over-the-counter market as reported by the OTC Bulletin Board, or as reported in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, or as reported by such other senior United States trading facility as the Issuer may elect (the "Per Share Market Price"), is less than the Exercise Price and the Warrant remains unregistered on the date of exercise.

      (d) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the Warrant Shares so purchased shall be dated as of the Exercise Date and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after the Exercise Date, and the Holder hereof shall be deemed for all purposes to be the Holder of the Warrant Shares so purchased as of the Exercise Date and (ii) unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

      (e) Transferability of Warrant. Subject to Section 3(g), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph, and subject to the provisions of Section 3 (g), this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant hereto.

      (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

      (g) Compliance with Securities Laws.

      (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

      (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

      THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      (iii) The restrictions imposed by this subsection (g) upon the transfer of this Warrant or the Warrant Shares to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of Warrant Shares, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

4. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

      (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant or any shares of capital stock otherwise issuable hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by, through or under Issuer, other than resale restrictions under the federal or state securities laws.

      (b) Reservation. The Issuer covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will, upon notice from the Holder of such requirement, in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

      (c) Covenants. The Issuer shall not by any action, including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

      (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

5. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with Section 6.

      (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

            (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 5.

            (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
      (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

      (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

            (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

            (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

            (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

      (c) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

      (d) Escrow of Warrant Shares. If after any property becomes distributable pursuant to this Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

6. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

7. Fractional Shares. No fractional Warrant Shares will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefore equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

8. Call. Notwithstanding anything herein to the contrary, commencing any time during the effectiveness of the registration statement registering the Warrant Shares, or at such time the Holder has the right to effect a cashless exercise, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant if the Per Share Market Value of the Common Stock has been equal to or greater than $2.00 per share for a period of five (5) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") by providing the Holder of this Warrant written notice pursuant to
Section 13 (the "Call Notice"). The rights and privileges granted pursuant to this Warrant with respect to the Warrant Shares subject to the Call Notice (the "Called Warrant Shares") shall expire on the twentieth (20th) day after the Holder receives the Call Notice (the "Early Termination Date") if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (i) $.01 per Called Warrant Share and (ii) a new Warrant representing the number of Warrant Shares, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

9. Ownership Cap and Certain Exercise Restrictions.

      (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such holder would like to waive this Section 9(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 9(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

      (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 9(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 9(b) shall be of no force or effect with regard to those Warrant Shares referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

10. Other Notices. In case at any time:

      (a) the Issuer shall make any distributions to the holders of Common Stock; or

      (b) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

      (c) there shall be any reclassification of the Capital Stock of the Issuer; or

      (d) there shall be any capital reorganization by the Issuer; or

      (e) there shall be any (i) consolidation or merger involving the Issuer or
(ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

      (f) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock; then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this
Section 11 except with the consent of the Holder of this Warrant or pursuant to this Warrant Agreement.

12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

13. Notices. All notices, requests, consents or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Business Day, or if not, then on the next Business Day, (ii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next-day delivery with verification of delivery or (iii) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be at the relevant Holder's last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                        HiEnergy Technologies, Inc.
                        Attn: Corporate Secretary
                        1601B Alton Parkway
                        Irvine, California 92606
                        Tel. No.: (949) 757-0855
                        Fax No.:  (949) 757-1477

with a copy to:

                        August Law Group, P.C.
                        Attn:  Kenneth S. August, Esq.
                        The Atrium
                        19200 Von Karman Ave., Suite 500
                        Irvine, CA 92612
                        Tel No.: (949) 752-7772
                        Fax No.: (949) 752-7776

Copies of notices to the Holder shall be sent to the attorney indicated in the signature pages to this Warrant. Any party hereto may from time to time change its or its attorney's address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

14. Warrant Transfer Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent or more than one agent having an office in New York, New York for the purpose of being directly involved with Holder in respect to issuing Warrant Shares upon the exercise of this Warrant pursuant to subsections (b) and (c) of Section 3 hereof, transferring or exchanging this Warrant or any Warrant Certificate pursuant to subsection (e) of Section 3 hereof or replacing this Warrant or any Warrant Certificate pursuant to subsection (d) of Section 4 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent or agents, as designated from time to time by the Issuer.

15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant, and the Holder likewise stipulates that the remedies at law of the Issuer, are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein, interim relief, or by an injunction for performance or against a violation of any of the terms hereof. This Warrant is acquired by the Holder pursuant to and subject to the terms of the Note.

16. Successors and Assigns. All respective rights, powers and privileges and respective obligations evidenced by this Warrant shall inure to the benefit of and be binding upon the Issuer and only the registered successors and registered assigns of the Holder hereof and (to the extent provided herein) the Holders of Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Shares.

17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed to modify any other term or provision of this Agreement.

IN WITNESS WHEREOF, the Issuer has executed this Warrant to Purchase Shares of Common Stock of HiEnergy Technologies, Inc., Warrant No. W-___, as of the date first above written.

                                    HIENERGY TECHNOLOGIES, INC., a Delaware
                                    corporation

                                    By:
                                       ------------------------------------
                                       Dr. Bogdan C. Maglich
                                       Chief  Executive Officer

                                   Schedule A

(Accurate only as of the date of the date first set forth above, and subject to future changes in the registered Holder as listed above and successors and assigns registered pursuant to the Warrant.)

Registered Holder                         Copy To
-----------------                         -------

                           HIENERGY TECHNOLOGIES, INC.

                                  EXERCISE FORM

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase ________ shares of Common Stock of HiEnergy Technologies, Inc. covered by the within Warrant.

Dated: _________________
Signature: ___________________________

Address: _____________________
         _____________________

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________
Signature: ___________________________

Address: _____________________
         _____________________

                             PARTIAL ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ Warrant Shares evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________
Signature: ___________________________

Address: _____________________
         _____________________

                           HIENERGY TECHNOLOGIES, INC.

                             CASHLESS EXERCISE FORM

       (To be executed upon exercise of Warrant pursuant to Section 3(c) )

The undersigned ______________hereby irrevocably elects a cashless exercise of the right of purchase represented by the within the Warrant for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 3
(c) therein.

If said number of shares shall not be all the shares purchasable under the within the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

      Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional shares to:

NAME: ______________________________________________
                 (Please Print Name)

ADDRESS: ___________________________________________

         ___________________________________________


SOCIAL SECURITY NUMBER: ____________________________


SIGNATURE: _________________________________________


NOTE: The above signature should correspond exactly with the name on the first page of this Warrant or with the name the assignee appearing in the assignment form on the preceding page.